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                               SECURITY AGREEMENT

     This SECURITY AGREEMENT (this "AGREEMENT") is dated as of March 22, 2002, among DYNEGY MARKETING AND TRADE, a Colorado general partnership ("GRANTOR"); CHEVRON U.S.A. INC., a Pennsylvania corporation ("CUSA"); TEXACO EXPLORATION AND PRODUCTION INC., a Delaware corporation ("TEPI"); TEXACO NATURAL GAS INC., a Delaware corporation ("TNGI"); and CUSA as collateral agent for itself and for TEPI, TNGI, and each other Person, if any, that becomes a "PRODUCER" under the terms of the Gas Sales Agreement (as hereinafter defined) (in such capacity, together with its successors in such capacity, the "COLLATERAL AGENT"). CUSA, TEPI, TNGI, and each other Person, if any, so becoming such a Producer, are hereinafter referred to as the "PRODUCERS," and CUSA, TEPI, TNGI, each such other Producer, and the Collateral Agent are hereinafter referred to as the "SECURED PARTIES."

                                    RECITALS:

     Reference is made to the Natural Gas Purchase and Sale Agreement dated as of March 1, 2002, among Grantor and the Producers (as amended, supplemented or otherwise modified from time to time, the "GAS SALES AGREEMENT").

     Pursuant to Section 7.8.2 of the Gas Sales Agreement, Grantor has agreed to enter into this Agreement granting the Security Interest (as defined herein).

     Accordingly, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, Grantor and Secured Parties agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

     SECTION 1.1 DEFINITION OF TERMS USED HEREIN.

     (a) Unless the context otherwise requires, all capitalized terms used herein but not defined herein shall have the meanings set forth in the Gas Sales Agreement.

     (b)  As used herein, the following terms shall have the following meanings:

     "ACCOUNT AGREEMENT" shall mean the Gas Deposit Account Agreement of even date herewith among Grantor, the Collateral Agent and Bank or any similar agreement entered into by Grantor and the Collateral Agent with any Bank and approved in writing by the Collateral Agent (such approval not to be unreasonably withheld or delayed).

     "ACCOUNT DEBTOR" shall mean any Person who is or who may become obligated to Grantor under, with respect to or on account of a Gas Receivable Right.

     "ADDITIONAL SECURITY" shall mean, at any time, the sum of (i) the funds then held in the Cash Collateral Account, and (ii) the aggregate undrawn and available amount of all Qualifying Posted Security then held by the Collateral Agent.

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     "AFFILIATE" shall mean, with respect to any Person, any other Person that is in control or under the control of, or under common control with, such Person. For purposes of the foregoing, "control", with respect to any Person, means the ownership, directly or indirectly, of a majority of the capital stock, partner interests, limited liability company interests, or other ownership or equity interests of such Person, or the possession, directly or indirectly, of the power to elect a majority of the board of directors or other governing body of such Person, whether through ownership of voting securities or by contract or otherwise, if in any such case the assets, liabilities and financial results of such Person would be included in consolidated financial statements of the controlling Person prepared in accordance with generally accepted accounting principles.

     "ALTERNATE SECURITY ARRANGEMENT" shall mean the arrangement described in
Section 7.8.3 of the Gas Sales Agreement pursuant to which Grantor is required to provide certain letters of credit and/or surety bonds in accordance with the terms and conditions set forth therein.

     "BANK" shall mean Bank One, NA (Chicago), its successors and assigns and any other banking institution designated by Grantor and approved in writing by the Collateral Agent (such approval not to be unreasonably withheld or delayed).

     "BUSINESS DAY" shall mean a day (other than a Saturday or Sunday) on which banks generally are open for the conduct of business in Houston, Texas, New York, New York, and in the city where the Designated Gas Account and Cash Collateral Account are maintained with the Bank.

     "CASH COLLATERAL ACCOUNT" shall mean the deposit account at Bank under the dominion and control of the Collateral Agent as provided in Section 6.1(b) in which funds may from time to time be on deposit as provided in Section 6.1(b).

     "CASH COLLATERAL ACCOUNT AGREEMENT" shall mean the Cash Collateral Account Agreement of even date herewith among Grantor, the Collateral Agent and Bank or any similar agreement entered into by Grantor and the Collateral Agent with any Bank and approved in writing by the Collateral Agent (such approval not to be unreasonably withheld or delayed).

     "CASH COLLATERAL ACCOUNT INVESTMENT PROPERTY" shall mean, collectively, all rights, title and interests of Grantor in and to the following property in which funds in the Cash Collateral Account may from time to time be invested pursuant to the Sweep Agreement: (i) interests and accounts in mutual funds, (ii) interests and accounts in U.S. dollar time deposits maintained at an offshore branch of Bank, (iii) repurchase agreements in respect of government securities,
(iv) all other financial assets in which such funds may be invested from time to time, and (v) each securities account and security entitlement associated with any of the foregoing property (as the terms "financial assets", "securities account" and "security entitlement" are defined in the UCC).

     "CASH COLLATERAL EVENT" shall have the meaning specified in Section 6.1.

     "COLLATERAL" shall mean, collectively, (a) all Gas Receivables and all other Gas Receivable Rights, (b) the Gas Accounts, together with all funds and other property from time to time held therein or credited thereto, (c) the Lockbox Agreement (to the extent (but only to the extent) relating to any Gas Account), (d) the Cash Collateral Account, together with all funds

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and other property from time to time held therein or credited thereto, (e) the
Cash Collateral Account Investment Property, (f) the Sweep Agreement, and (g) Proceeds.

     "COLLATERAL AGENT" shall have the meaning assigned to such term in the preliminary statement of this Agreement.

     "COLLECTIONS" shall mean all cash, checks, notes, instruments and other items of payment (including insurance proceeds, proceeds of cash sales and tax refunds) in respect of any portions of the Collateral.

     "CUSA" shall have the meaning assigned to such term in the preliminary statement of this Agreement.

     "DESIGNATED GAS ACCOUNT" shall mean the deposit account at Bank that is subject to the Account Agreement.

     "ELIGIBLE GAS RECEIVABLES" shall mean, at any time, that portion of the Gas Receivables consisting of trade accounts receivable actually owing at such time (including, without limitation, accounts receivable in respect of natural gas that has been actually delivered at such time and will thereafter become due) to the Grantor by its Qualifying Account Debtors at such time, provided that such Gas Receivables are at such time subject to a duly perfected, first priority security interest and lien in favor of the Collateral Agent, subject only to any Permitted Liens, and after deducting therefrom (x) the portion thereof (but only the portion thereof), if any, that is subject at such time to any dispute, counterclaim, defense or right of setoff or deduction (including any discount or allowance), and (y) any amounts owing that are subject to Liens at such time as described in clause (b) of the definition of Permitted Liens as set forth herein (other than any such Lien held by any Secured Party), but excluding, however, in any event, any such Gas Receivable (except for any Gas Receivable owed by any Producer or such Producer's Affiliate) or portion thereof:

          (i) that is at such time more than 60 days past due or more than 90 days past original invoice or other billing date;

          (ii) that is owed by an Account Debtor from which the total Gas Receivables owed (in face amount) at such time represent more than 12% of all Gas Receivables at such time (but only to the extent of the Gas Receivables in excess of such percentage), unless the Collateral Agent consents (in its sole discretion) in writing to the inclusion of such excess;

          (iii) for which cash has been deposited in advance of delivery of the natural gas;

          (iv) that at such time (a) is evidenced by any chattel paper or instrument of any kind unless (x) such chattel paper or instrument has been delivered to the Collateral Agent, duly endorsed "without recourse or warranty" as the same is required by Section 4.5 and (y) the Collateral Agent has consented (in its sole discretion) in writing to the inclusion thereof, or (b) has been reduced to judgment;

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          (v)   that is subject at such time to an agreement with the Account
     Debtor to extend the time of payment thereof beyond the period set forth in clause (i) of this definition;

          (vi) that is owed by an Account Debtor organized or located outside the United States of America or any Province of Canada (but excluding the Province of Quebec), unless such Gas Receivable is supported by one or more letters of credit issued or confirmed by a bank acceptable to the Collateral Agent and that are in form and substance acceptable to the Collateral Agent and payable in the full amount of such Gas Receivable in freely convertible U.S. dollars at a place of payment within the United States and which constitute "supporting obligations" (within the meaning of the UCC) with respect to such Gas Receivable; or

          (vii) the Account Debtor with respect to which is the subject (as debtor) of any voluntary or involuntary case or proceeding under any bankruptcy, insolvency or other similar law or as to which a trustee, receiver, liquidator, custodian or other similar official has been appointed for it or for any substantial part of its property, unless such Gas Receivable is a post-petition account payable of an Account Debtor that is then the subject (as debtor) of any Chapter 11 proceeding under the Bankruptcy Code.

     "GAS ACCOUNTS" shall mean, collectively, the Designated Gas Account and any other deposit accounts, whether maintained at any Bank or any other bank or financial institution, into which the Grantor has expressly instructed any Account Debtor to deposit any Collections.

     "GAS RECEIVABLE RIGHTS" shall mean all Gas Receivables, together with all rights, title and interests of Grantor in any security and other "supporting obligations" (as defined in the UCC) therefor, including guarantees, letters of credit, and surety bonds with respect thereto, and including any rights of stoppage in transit, replevin, reclamation and resale, and all related security interests, liens and pledges, whether voluntary or involuntary, in any property given as security therefor, in each case whether now existing or owned or hereafter arising or acquired.

     "GAS RECEIVABLES" shall mean, at any time, any and all rights, title and interests of Grantor to payment (other than payment from West Coast Power, L.P. or any successor or assign thereof or wholly-owned subsidiary thereof) for sales by Grantor of natural gas for physical delivery to an Account Debtor or to a non-affiliated intermediary for delivery to an Account Debtor, together with related products and services in respect of such sales, including but not limited to, transportation fees, gathering fees and associated gas delivery services, whether nor not earned by performance, including any such rights, title and interests evidenced by chattel paper or any instrument of any kind, in each case whether due or to become due, whether or not then subject to any invoice or billing statement from Grantor, and whether now or hereafter acquired or arising in the future, including any such payments due from Affiliates of Grantor or any Secured Party.

     "GAS RECEIVABLES REPORT" shall have the meaning assigned to such term in
Section 4.10(a).

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     "GAS SALES AGREEMENT" shall have the meaning assigned to such term in the recitals to this Agreement.

     "GOVERNMENTAL ENTITY" shall mean any court or tribunal in any jurisdiction (domestic or foreign) or any public, governmental, or regulatory body, agency, department, commission, board, bureau, or other governmental authority or instrumentality (domestic or foreign) with jurisdiction over the matter in question.

     "GRANTOR" shall have the meaning assigned to such term in the preliminary statement of this Agreement.

     "GRANTOR REPORT DATE" shall mean the Scheduled Report Date, and the effective date of any optional Gas Receivables Report submitted by Grantor pursuant to Section 4.10(a), as the case may be.

     "LIEN" shall mean any mortgage, pledge, lien, encumbrance, charge, or other security interest.

     "LOCKBOX AGREEMENT" shall mean the Service Agreement, dated January 26, 1998, between The First National Bank of Chicago (now known as Bank One, NA) and Natural Gas Clearinghouse (referred to therein as NGC Corp.; now known as Dynegy Holdings Inc.) and all "Subsidiaries" and "Affiliates" (as such terms are defined therein).

     "MATERIAL COVENANT BREACH" shall mean, at any time, any breach or failure by Grantor to perform or observe (i) any covenant or agreement in Section 4.1(a), 4.3(b), or 4.8, or (ii) any other covenant or agreement contained in this Agreement (but excluding covenants in respect of delivery of Gas Receivables Reports) where the Gas Receivables or portions thereof that are Materially Affected in respect of such breach or failure exceed 5% of the Eligible Gas Receivables at such time, and in the case of any such breach or failure described in clause (i) or (ii), such breach or failure continues for a period longer than 10 days after the Collateral Agent has given Grantor written notice thereof.

     "MATERIAL REPRESENTATION BREACH" shall mean, as of any Representation Date,
(i) the failure of the representations and warranties in Section 3.1 and 3.2 to be true and correct in all material respects or (ii) except as may be specifically disclosed on any Gas Receivables Report delivered to the Collateral Agent pursuant to Section 4.10, the failure of the representations and warranties in Section 3.3, 3.4 or 3.5 to be true and correct where the Gas Receivables or portions thereof that are Materially Affected in respect of such failure exceed 5% of the Eligible Gas Receivables at such time.

     "MATERIALLY AFFECTED" shall mean with respect to a Gas Receivable or any portion thereof, where as a result of any event, circumstance, condition, obligation, requirement or restriction that is the subject of a representation, warranty, covenant, or agreement hereunder, (i) such Gas Receivable or portion thereof does not qualify as an Eligible Gas Receivable hereunder, (ii) the Security Interest in such Gas Receivable or portion thereof is not a valid, perfected Lien thereon, (iii) such Gas Receivable or portion thereof is subject to any other Lien (excluding any Permitted Lien), (iv) such Gas Receivable or portion thereof has been the subject of any actual or purported sale, transfer, assignment or other disposition by Grantor (excluding

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any Permitted Lien), (v) the validity, enforceability, collectibility or value of such Gas Receivable or portion thereof has been impaired, or (vi) such Gas Receivable or portion thereof is not supported by Grantor's books and records.

     "MONTH" shall mean a calendar month.

     "NETTING AGREEMENT" shall mean any agreement between or among one or more of Grantor and its Affiliates and one or more of the Producers and their respective Affiliates, which agreement by its terms expressly provides that it is to be deemed a "Netting Agreement" for purposes of this Agreement.

     "OBLIGATIONS" shall mean, collectively, without duplication:

          (i)   the Payment Obligations;

          (ii) the obligations of Grantor to pay any other amounts due or to become due to any Secured Party under the Gas Sales Agreement; and

          (iii) the obligations of Grantor to pay to the Collateral Agent or any other Secured Party any amounts due under the terms of this Agreement or any other Security Document, in each case whenever existing or arising.

     "OTHER GRANTOR ACCOUNT" means the deposit account at such bank as Grantor shall have designated to the Collateral Agent in writing for purposes of Sections 6.1 and 6.4.

     "OUTSTANDING OBLIGATIONS" shall mean, at any time, without duplication, (i) all Payment Obligations at such time and (ii) all Obligations within clauses
(ii) or (iii) of the definition thereof that are due and payable at such time.

     "PAYMENT OBLIGATIONS" shall mean, collectively, as of any time of determination, without duplication, the obligations of Grantor to pay (i) any amounts due at such time of determination to any Producer under Section 7.1, 7.2 or 7.3 of the Gas Sales Agreement in respect of sales of natural gas delivered on and after April 1, 2002 (including, without limitation, all interest thereon as provided in said Article VII, including interest accruing at the then applicable rate after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization, or like proceeding, of Grantor, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding); and (ii) the amounts that will become due and payable under such Section 7.2 thereafter based on sales of natural gas delivered on and after April 1, 2002 but prior to such time of determination; PROVIDED, HOWEVER, that the foregoing amounts shall be adjusted at such time of determination to reflect any amounts that Grantor is entitled to deduct at such time of determination from amounts owed by the respective Producers under the terms of any Netting Agreement as in effect at such time of determination.

     "PERFECTION CERTIFICATE" shall mean a certificate substantially in the form of Annex I hereto, completed and supplemented with the schedules and attachments contemplated thereby, and duly executed by Grantor.

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     "PERMITTED LIENS" shall mean (a) Liens for taxes not yet due and payable or for taxes that the taxpayer is contesting in good faith through appropriate proceedings, (b) any Liens arising under Section 9.343 of the UCC or similar statutes of states other than Texas, including without limitation the Oklahoma Oil and Gas Owner's Lien Act, Okla. Stat. Ann. tit. 52, Section 548.1, et. seq.
(1994); and the New Mexico Oil and Gas Products Lien Act, N.M. Stat. Ann.
Section 48-9-1 et seq. (Michie 1978), and (c) other Liens arising in the ordinary course of business and not incurred in connection with the borrowing of money (including, without limitation, setoff rights as described in Section
7.9).

     "PERSON" shall mean any domestic or foreign individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, enterprise, unincorporated organization or Governmental Entity.

     "PROCEEDS" shall mean any consideration, whether cash or non-cash, and whether in the form of chattel paper, instruments, general intangibles, natural gas or other inventory or accounts (as such terms are defined in the UCC), received from the sale, exchange, license, lease or other disposition of any asset or property that constitutes Collateral, any value received as a consequence of the possession of any Collateral and any payment received from any insurer or other Person as a result of the destruction, loss, theft, damage or other involuntary conversion of whatever nature of any asset or property that constitutes Collateral, EXCLUDING, in any such case, however, any funds withdrawn from any Gas Account by Grantor to the extent permitted by the terms of this Agreement, any funds remitted to the Other Grantor Account from the Cash Collateral Account pursuant to Section 6.1, and any funds withdrawn from any Gas Account by the Collateral Agent that have been remitted to Grantor pursuant to Sections 6.3 or 6.4.

     "QUALIFYING ACCOUNT DEBTOR" shall mean, at any time, each Account Debtor, but excluding any Account Debtor (other than any Producer or such Producer's Affiliate):

          (i)   that is an Affiliate of Grantor;

          (ii) having 20% or more of its Gas Receivables that at such time (x) are more than 60 days past due and/or 90 days past their respective original invoice dates and (y) are not subject to bona fide dispute;

          (iii) to which the Grantor has ceased to continue selling natural gas, or has notified such Account Debtor of its intent to cease selling it natural gas, in any event due to a dispute or a concern regarding such Account Debtor's creditworthiness or financial condition; or

          (iv) with respect to which the Collateral Agent has given notice to the Grantor in writing at least 5 Business Days prior to such time that the Collateral Agent has determined, in the exercise of its reasonable credit judgment, that the collection of Gas Receivables from such Account Debtor has become insecure or payment thereof has become doubtful or will be delayed due to such Account Debtor's financial condition or the prospect of payment by such Account Debtor has become impaired.

     "QUALIFYING POSTED SECURITY" shall mean an executed irrevocable standby letter of credit or letters of credit issued by a bank or banks acceptable to the Collateral Agent or a surety bond

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or bonds issued by a surety company or companies acceptable to the Collateral
Agent, which letter(s) of credit and/or surety bond(s) shall be satisfactory in form and substance to the Collateral Agent, or a combination of such letters of credit or surety bonds, PROVIDED THAT, unless otherwise agreed in writing by the Collateral Agent, (i) at the time of issuance and delivery to the Collateral Agent thereof, the Receivables Ratio (as of a Report Date not more than 5 Business Days prior to such issuance and delivery) shall be not less than 1.10 to 1.00, or (ii) the obligations of Grantor or other account party or principal in respect of such letter(s) of credit or surety bond(s) to the issuer(s) thereof (x) shall not be secured by any assets or properties of Grantor or such account party or principal, or (y) if such obligations are so secured, the Collateral Agent shall have received an opinion of counsel to the Grantor, subject to customary assumptions, acceptable to the Collateral Agent to the effect that neither the delivery thereof nor any draw or payment thereunder will be subject to avoidance as a preference or fraudulent conveyance in any bankruptcy or other insolvency proceeding in respect of the Grantor or such account party or principal.

     "RECEIVABLES RATIO" shall mean, as of any date, the ratio of (x) the Eligible Gas Receivables on such date, to (y) the Payment Obligations on such date.

     "RECEIVABLES SHORTFALL AMOUNT" shall mean, with respect to any Report Date,
(i) the amount, if any, by which the Eligible Gas Receivables on such Report Date are insufficient to satisfy the Required Ratio or (ii) if there is no insufficiency as of such Report Date, zero.

     "REPORT DATE" shall mean any Grantor Report Date or Special Report Date, as the case may be.

     "REPRESENTATION DATE" shall mean the date of this Agreement and each Report Date, as the case may be.

     "REQUIRED AMOUNT" shall mean, with respect to any Report Date, (i) the Receivables Shortfall Amount, if any, with respect to such Report Date divided by the Required Ratio or (ii) if the Receivables Shortfall Amount with respect to such Report Date is zero, zero.

     "REQUIRED RATIO" shall mean (i) 2.00 to 1.00 with respect to any Grantor Report Date, and (ii) 1.20 to 1.00 with respect to any Special Report Date.

     "SCHEDULED REPORT DATE" shall have the meaning assigned to such term in
Section 4.10(a).

     "SECURED PARTIES" shall have the meaning assigned to such term in the preliminary statement of this Agreement.

     "SECURITY DOCUMENTS" shall mean this Agreement, the Account Agreement, the Cash Collateral Account Agreement, the Lockbox Agreement (to the extent (but only to the extent) relating to any Gas Account) and each Gas Receivables Report.

     "SECURITY INTEREST" shall have the meaning assigned to such term in Section 2.2.

     "SPECIAL REPORT DATE" shall have the meaning assigned to such term in
Section 4.10(b).

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     "SWEEP AGREEMENT" shall mean the service agreement dated March 22, 2002, between Grantor and Bank providing for One Sweep(R) Investment Services in respect of any funds from time to time on deposit in the Cash Collateral Account pursuant to which such funds are to be invested on an overnight basis and re-credited to the Cash Collateral Account at the beginning of the next banking day, and any similar agreement entered into by Grantor and Bank and approved in writing by the Collateral Agent (such approval not to be unreasonably withheld or delayed).

     "TEPI" shall have the meaning assigned to such term in the preliminary statement of this Agreement.

     "TNGI" shall have the meaning assigned to such term in the preliminary statement of this Agreement.

     "TRIGGERING EVENT" shall mean:

          (i)   a failure by Grantor to pay any amount due to any Producer under
     Section 7.1, 7.2 or 7.3 of the Gas Sales Agreement that is not disputed by Grantor in good faith under the terms of Section 7.3 of the Gas Sales Agreement and the continuance of such failure for a period longer than 2 Business Days after the giving by such Producer to Grantor of written notice of such non-payment; or

          (ii) a dissolution or liquidation of Grantor (other than pursuant to a consolidation, acquisition, amalgamation, merger or other reorganization not arising from bankruptcy or insolvency proceedings, PROVIDED that the successor to Grantor's interests in the Collateral shall have executed and delivered to the Collateral Agent an assumption agreement in respect of this Agreement or a replacement security agreement in substantially the same form as this Agreement, in any event in form and substance satisfactory to the Collateral Agent and granting to the Collateral Agent a first priority perfected lien and security interest in all of the Collateral (subject to any Permitted Liens) without prejudice to the Collateral Agent's rights and remedies hereunder); or

          (iii) the institution by Grantor or against Grantor of a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or similar law affecting creditors' rights, or the presentation of a petition for the winding up or liquidation of Grantor, and, in the case of any such proceeding or petition instituted against Grantor, such proceeding or petition remains undismissed for a period longer than sixty days, or otherwise results in a judgment of insolvency or bankruptcy or the entry of an order for Grantor's winding up or liquidation; or

          (iv) the Gas Sales Agreement has been terminated and the Payment Obligations at the time of such termination or at any time thereafter exceed the Additional Security held by the Collateral Agent at such time; or

          (v) a Cash Collateral Event or other event shall have occurred and shall have become a Triggering Event as provided in Section 6.1; PROVIDED, HOWEVER, that if any such Cash Collateral Event giving rise to a Triggering Event shall no longer be deemed continuing pursuant to the terms of Section 6.1(a), and so long as the Gas Sales Agreement has not been terminated and the Collateral Agent has not commenced action

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     pursuant to Section 6.2 to foreclose on, sell or otherwise realize on the
     Collateral (excluding any actions taken pursuant to Section 6.1 or 6.4), such Triggering Event shall no longer be deemed to be continuing hereunder; and PROVIDED, FURTHER, that any such cessation of such Triggering Event shall not limit or otherwise affect in any manner (A) the exercise by the Collateral Agent of any rights or remedies during the continuation of such Triggering Event, or (B) the right of the Collateral Agent to continuing control of the Designated Gas Account during the 30-day period immediately succeeding such cessation as provided in Section 6.4(c).

     "UCC" shall mean the Uniform Commercial Code in effect in the State of Texas as of the date hereof.

     SECTION 1.2 RULES OF INTERPRETATION. Unless the context of this Agreement otherwise requires, the following rules of interpretation shall apply to this
Agreement:

     (a) the singular shall include the plural, and the plural shall include the singular;

     (b)  words of any gender shall include the other gender;

     (c) the words "hereof," "herein," "hereby," "hereto," and similar words refer to this entire Agreement and not to any particular Section or any other subdivision of this Agreement;

     (d) the words "include," "includes," and "including" will be deemed to be followed by "without limitation";

     (e) unless otherwise specified, a reference to any "Section", "Schedule," "Annex" or "Exhibit" is a reference to a specific Section of, or Schedule or Exhibit to, this Agreement;

     (f) a reference to any law, statute, regulation, notification or statutory provision shall include any amendment, modification or re-enactment thereof, any regulations promulgated thereunder from time to time, and any interpretations thereof from time to time by any regulatory or administrative authority;

     (g) a reference to any agreement, instrument, contract or other document shall include any amendment, amendment and restatement, supplement or other modification thereto;

     (h) a reference to any Person shall include such Person's successors and permitted assigns under any agreement, instrument, contract or other document; and

     (i) all accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles in effect from time to time in the United States of America, consistently applied.

                                   ARTICLE II

               APPOINTMENT OF COLLATERAL AGENT; SECURITY INTEREST

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     SECTION 2.1 APPOINTMENT OF COLLATERAL AGENT. Each of the Producers hereby appoints the Collateral Agent to act as collateral agent on their behalf and, in such capacity and not in its capacity as a Producer, (i) to receive, deposit and distribute funds in accordance with this Agreement, and (ii) to accept the grant of the Security Interest in the Collateral under Section 2.2 and to take all actions it deems necessary and appropriate to enforce its rights with respect thereto. The Collateral Agent hereby accepts such appointment. In performing its functions and duties under this Agreement, the Collateral Agent shall act solely as agent of the Producers and does not assume and shall not be deemed to have assumed any obligations towards or relationship of agency or trust with or for Grantor or any other Person.

     SECTION 2.2 SECURITY INTEREST. As security for the prompt payment in full of the Obligations, Grantor hereby grants to the Collateral Agent, for the benefit of the Secured Parties, a security interest in all of Grantor's rights, title and interests in, to and under the Collateral, in each case whether now existing or hereafter arising or acquired (the "SECURITY INTEREST"). The Collateral Agent is hereby authorized to file one or more financing statements, continuation statements or other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest, without the signature of Grantor, and naming Grantor as debtor and the Collateral Agent as secured party.

     SECTION 2.3 NO ASSUMPTION OF LIABILITY. The Security Interest is granted as security only and shall not subject any Secured Party to, or in any way alter or modify, any obligation or liability of Grantor with respect to or arising out of the Collateral. Grantor acknowledges and agrees, subject to Section 7.16(c), that it will perform in all respects all obligations of Grantor, and will satisfy and discharge any liabilities of Grantor, with respect to or arising out of the Collateral.

                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

     Grantor represents and warrants to each Secured Party as of the date of this Agreement and as of each Report Date as follows:

     SECTION 3.1 AUTHORITY; VALIDITY OF SECURITY INTEREST. Grantor has full power and authority to grant the Security Interest pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person other than any consent or approval which has been obtained. The Security Interest is, as of the date of this Agreement, a legal and valid security interest in the Collateral securing the payment and performance of the Obligations.

     SECTION 3.2 FILINGS. The Perfection Certificate has been duly prepared, completed and executed and the information set forth therein was correct and complete in all respects as of the date of this Agreement. Fully completed UCC financing statements or other appropriate filings, recordings or registrations containing a description of the Collateral have been delivered to the Collateral Agent for filing in each governmental, municipal or other office specified in
Schedule 5 to the Perfection Certificate, which are all the filings, recordings and registrations that were necessary as of the date of this Agreement under the UCC to publish notice of and to

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establish a legal, valid and perfected security interest in favor of each
Secured Party in respect of all Collateral in which the Security Interest may be perfected by filing pursuant to the UCC.

     SECTION 3.3 PERFECTION OF SECURITY INTEREST. The Security Interest constitutes, subject to the filings described in Section 3.2 above, a perfected security interest in the Gas Receivables, Gas Receivables Rights, Gas Accounts and all other Collateral, in each case in which a security interest may be perfected by filing pursuant to the UCC.

     SECTION 3.4 TITLE; ABSENCE OF OTHER LIENS. The Collateral is owned by Grantor free and clear of any Lien, except for Permitted Liens and the Liens granted hereunder. Except with respect to the Liens granted hereunder, Grantor has not filed or consented to the filing of (a) any financing statement or analogous document under the UCC or any other applicable laws covering the Collateral, or (b) any assignment in which Grantor assigns the Collateral or any security agreement or similar instrument covering the Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect.

     SECTION 3.5 GAS RECEIVABLES. Except as may be specifically disclosed on any Gas Receivables Report delivered to the Collateral Agent pursuant to Section 4.10, with respect to all Eligible Gas Receivables (or, as to clause (d), all Gas Receivables) shown on such Gas Receivables Report, as of the effective date of such Gas Receivables Report:

     (a) Such Eligible Gas Receivables represent bona fide sales of natural gas or related products or services to Account Debtors in the ordinary course of Grantor's business and are not evidenced by a judgment, chattel paper, or instrument of any kind (unless such chattel paper or instrument has been delivered duly endorsed "without recourse or warranty" to the Collateral Agent and accepted by the Collateral Agent as an Eligible Gas Receivable pursuant to clause (iv) of the definition thereof);

     (b) (i) With respect to the net amount of such Eligible Gas Receivables shown on such Gas Receivables Report, there are no additional setoffs, claims or disputes existing or asserted with respect thereto, (ii) Grantor has not made any agreement with any Account Debtor for any extension of time for the payment of such Eligible Gas Receivable beyond the period set forth in clause (i) of the definition of Eligible Gas Receivables; and (iii) with respect to the net amount of such Eligible Gas Receivables shown on such Gas Receivables Report, Grantor has not made any agreement with any Account Debtor for any additional compromise or settlement for less than such net amount, any further release of any Account Debtor from liability therefor or any additional deduction therefrom;

     (c) The net amounts shown on such Gas Receivables Report are actually and absolutely owing (or, as a result of natural gas that has actually been delivered at such time but which has not been invoiced, will thereafter become owing) to Grantor as indicated thereon with respect to such Eligible Gas Receivables and are not in any way contingent (other than for the passage of time, as to any such delivered but uninvoiced gas);

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     (d)  No payments have been directed to be made in respect of such Gas
Receivables other than through the lockbox designated in the Lockbox Agreement or the Designated Gas Account;

     (e) Grantor has no actual knowledge that (x) any such Eligible Gas Receivables are invalid or unenforceable in whole or in part, or (y) there has occurred any material adverse change in the financial condition or creditworthiness of any Account Debtors such that Grantor has determined in its reasonable credit judgment that collection thereof is insecure or that payment thereof is doubtful or will be delayed or that the prospect of payment has been impaired; and

     (f) Such Eligible Gas Receivables shown on such Gas Receivables Report otherwise satisfy the requirements for "Eligible Gas Receivables" as provided herein.

     SECTION 3.6 NO CONFLICT. Neither the execution, delivery and performance of this Agreement or any other Security Document by Grantor nor the grant by Grantor of the Security Interest in the Collateral as provided herein will violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on the Grantor, or conflict with any organizational document or any contract or agreement binding on the Grantor or its assets which is material to the consolidated financial condition or operations of the Grantor and its subsidiaries, taken as a whole, or require any government approval except where such violation, conflict or lack of approval would not have a material adverse effect on (i) the business, property, financial condition or results of operations of the Grantor and its subsidiaries, taken as a whole, or (ii) the ability of the Grantor to perform its payment obligations under any of the Security Documents or result in the creation or imposition of any Lien in, of or on the property of the Grantor or any subsidiary pursuant to the terms of any such contract or agreement binding on the Grantor or any subsidiary which is material to the consolidated financial condition or operations of the Grantor and its subsidiaries, taken as a whole.

                                   ARTICLE IV

                                    COVENANTS

     SECTION 4.1 CHANGE OF NAME OR LOCATION OF GRANTOR; RECORDS.

     (a) Grantor agrees to give the Collateral Agent not less than 30 days prior written notice of any change in (i) its partnership name, (ii) the jurisdiction of its organization or location of its principal place of business or chief executive office, (iii) its identity or organizational structure, or
(iv) its Federal Taxpayer Identification Number; PROVIDED, HOWEVER, that so long as Grantor has complied with the immediately following sentence, Grantor's failure to give timely notice as aforesaid shall not be deemed to result in a Material Covenant Breach hereunder. Grantor agrees not to effect or permit any change referred to in the preceding sentence unless all filings have been made under the UCC or otherwise that are required in order for the Collateral Agent to continue at all times following such change to have a valid, legal and perfected first priority security interest in all the Collateral to the extent provided in Sections 3.3 and 3.4.

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

     (b) Grantor agrees to maintain, at its own cost and expense, such complete and accurate records with respect to the Collateral owned by it as are consistent with its current practices and in accordance with prudent and standard practices used in industries in which Grantor is engaged, but in any event to include complete accounting records indicating all payments and proceeds received with respect to any part of the Collateral.

     SECTION 4.2 PROTECTION OF SECURITY. Grantor shall, at its own cost and expense, take any and all actions necessary to defend title to the Collateral against all Persons other than holders of Permitted Liens and to defend the Security Interest of the Collateral Agent in the Collateral and the priority thereof against any Lien other than Permitted Liens.

     SECTION 4.3 PAYMENTS TO GAS ACCOUNT.

     (a) To the extent Grantor has not already done so, Grantor shall direct all Account Debtors to remit all Collections in respect of a Gas Receivable Right to the Designated Gas Account or through the lockbox designated in the Lockbox Agreement.

     (b) Grantor shall not modify any payment or other instructions with respect to Gas Receivables that would cause an Account Debtor to remit Collections other than to the Designated Gas Account or through the lockbox designated in the Lockbox Agreement.

     SECTION 4.4 USE AND DISPOSITION OF COLLATERAL. Grantor shall not make or permit to be made any sale, transfer, assignment, pledge or hypothecation of the Collateral, and shall not grant any other Lien in respect of the Collateral, except for the Lien granted hereunder and in connection with Permitted Liens.

     SECTION 4.5 FURTHER ASSURANCES. Grantor agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Collateral Agent may from time to time reasonably request to better assure, preserve, protect and perfect the Security Interest and the rights and remedies created hereby, including the payment of any fees and taxes payable to any Governmental Entity required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing statements or other documents in connection herewith or therewith. If any amount payable to Grantor under or in connection with any of the Collateral shall be or become evidenced by any promissory note or other instrument, such note or instrument shall be promptly pledged and delivered to the Collateral Agent, duly endorsed "without recourse or warranty" to the Collateral Agent.

     SECTION 4.6 INSPECTION AND VERIFICATION. The Collateral Agent shall be entitled to exercise the rights to audit Grantor's books and records (including the records described in Section 4.1(b) above) in the same manner and at the same times as granted to the Producers under Section 7.5 of the Gas Sales Agreement, all to the extent necessary to determine compliance by Grantor with the terms of this Agreement.

     SECTION 4.7 COLLATERAL ASSIGNMENT OF SECURITY INTEREST. If at any time Grantor shall take a security interest in any property of an Account Debtor or any other Person to secure payment and performance of a Gas Receivable Right (other than cash deposits or advance payments for future gas sales), Grantor shall promptly collaterally assign such security interest to

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

the Collateral Agent (except to the extent constituting a "supporting obligation" already included as a portion of the Collateral as provided herein). Unless otherwise requested in writing by the Collateral Agent, such collateral assignment need not be delivered to the Collateral Agent or filed of public record unless necessary to continue the perfected status of the security interest against creditors of and transferees from the Account Debtor or other Person granting the security interest.

     SECTION 4.8 CONTINUING OBLIGATIONS OF GRANTOR. Grantor agrees to indemnify and hold harmless each Secured Party from and against any and all liabilities or damages arising from claims of third parties with respect to any of the Collateral or the obligations of Grantor with respect thereto and any costs and expenses (including reasonable attorneys' fees) with respect thereto, other than any liabilities, damages, costs or expenses sustained through the Collateral Agent's gross negligence or willful misconduct (as determined by a final non-appealable judgment rendered by a court of competent jurisdiction).

     SECTION 4.9 LEGEND. Upon receipt of a written request by the Collateral Agent, to the extent (but only to the extent) required to perfect the Security Interest of the Collateral Agent in any Gas Receivable Rights, Grantor shall legend, in form and manner reasonably satisfactory to the Collateral Agent, its books, records and documents evidencing or pertaining to such Gas Receivable Rights with an appropriate reference to the fact that the Collateral Agent has a security interest therein.

     SECTION 4.10 GAS RECEIVABLES REPORT.

     (a) Grantor shall deliver to the Collateral Agent each Month a gas receivables report, effective as of the 13th day of such Month (the "SCHEDULED REPORT DATE"), in the form attached as Exhibit A (the "GAS RECEIVABLES REPORT") not later than 5 Business Days after the Scheduled Report Date. Grantor shall also be entitled to deliver to the Collateral Agent, at Grantor's option at any time, (i) an amended Gas Receivables Report in respect of a Gas Receivables Report previously delivered to the Collateral Agent, and (ii) an additional Gas Receivables Report with an effective date as indicated thereon (but not more than 5 Business Days prior to the date of delivery). Each such Gas Receivables Report shall be complete and accurate in all material respects and shall include, without limitation, a calculation in reasonable detail as to the Receivables Ratio as of the effective date of such Gas Receivables Report.

     (b) Upon written request by the Collateral Agent, but not more often than once a Month, Grantor shall also produce and deliver to the Collateral Agent a special Gas Receivables Report effective as of the date specified by the Collateral Agent in such request (such effective date (the "SPECIAL REPORT DATE") to be not earlier than the next Business Day immediately following the date such request is delivered to Grantor, or, if such request is not delivered to Grantor on a Business Day, the first Business Day following such delivery to Grantor). Such Gas Receivables Report shall be delivered to the Collateral Agent not later than the fifth Business Day following the Special Report Date.

     (c) Grantor shall provide promptly such additional information as the Collateral Agent may reasonably request in order to verify the information set forth on any Gas Receivables Report delivered pursuant to this Section 4.10.

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

                                    ARTICLE V

                                POWER OF ATTORNEY

     Grantor hereby makes, constitutes and appoints the Collateral Agent (and all officers, employees or agents designated by the Collateral Agent) as Grantor's true and lawful agent and attorney-in-fact, and in such capacity the Collateral Agent shall have the right, with power of substitution for Grantor and in Grantor's name or otherwise, for the use and benefit of the Collateral Agent, to take any or all of the following actions, all as the Collateral Agent may determine in its sole discretion, but in any event with such actions to be taken only upon the occurrence and during the continuance of a Triggering Event:
(a) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof; (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral;
(c) to sign the name of Grantor on any invoice or bill of lading relating to any of the Collateral; (d) to send verifications of Gas Receivable Rights to any Account Debtor; (e) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (f) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; and (g) to notify, or to require Grantor to notify, Account Debtors to make payment directly to the Collateral Agent in such manner as the Collateral Agent may direct. It is understood and agreed that the appointment of the Collateral Agent as the agent and attorney-in-fact of Grantor for the purposes set forth above is coupled with an interest and is irrevocable. Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. The powers conferred hereunder are solely to protect the interests of the Secured Parties in the Collateral and shall not impose any duty on any of them to exercise any such powers. The Collateral Agent shall be accountable only for amounts actually received by it as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to Grantor for any act or failure to act, except for its own gross negligence or willful misconduct as determined by a final non-appealable judgment of a court of competent jurisdiction.

                                   ARTICLE VI

                                    REMEDIES

     SECTION 6.1 REMEDIES UPON CASH COLLATERAL EVENTS, OTHER EVENTS.

     (a) Upon the occurrence of and during the continuation of any event described in paragraphs (1) through (5) below (each a "Cash Collateral Event"), but at no other time (unless a Triggering Event shall have occurred and be continuing at such time), the Collateral Agent shall be entitled to deliver to Bank a notice contemplated by Section 2 of the Account Agreement and to direct Bank to transfer to the Cash Collateral Account all funds in the Designated Gas Account at any time during such period. Following such notice, Grantor shall not withdraw any funds from, or instruct Bank to transfer (other than to the Cash Collateral Account) any funds in, the Designated Gas Account during the period such Cash Collateral Event is continuing.

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

          (1) Failure by Grantor to deliver a duly completed Gas Receivables Report on the date required by Section 4.10. Such Cash Collateral Event shall be deemed not to be continuing on the first date thereafter that Grantor has submitted the duly completed Gas Receivables Report for the required Report Date. If such Cash Collateral Event continues for a period longer than 15 days, a Triggering Event shall be deemed to have occurred hereunder.

          (2) Delivery to the Collateral Agent of a duly completed Gas Receivables Report indicating that the Receivables Ratio as of the applicable Report Date for such Receivables Report is less than the Required Ratio for such Report Date, and the total Additional Security held by the Collateral Agent at the time of such delivery is less than the Required Amount as of such Report Date. Such Cash Collateral Event shall be deemed not to be continuing (x) on the first date thereafter that the total Additional Security then held by the Collateral Agent shall equal or exceed the Required Amount (based on a Required Ratio of 2.00 to 1.00) as of the then-most recent Report Date, or (y) on the first Report Date thereafter that the Receivables Ratio shall be equal to or greater than 2.00 to 1.00. If such Cash Collateral Event continues for a period longer than 30 days, a Triggering Event shall be deemed to have occurred hereunder.

          (3) The occurrence of any Material Representation Breach. Such Cash Collateral Event shall be deemed not to be continuing on the first Report Date thereafter on which, based on the duly completed Gas Receivables Report for such Report Date, no Material Representation Breach then exists. If such Cash Collateral Event continues for a period longer than 30 days, a Triggering Event shall be deemed to have occurred hereunder.

          (4) The occurrence of any Material Covenant Breach. Such Cash Collateral Event shall be deemed not to be continuing (x) on the first date thereafter that any breach or failure described in clause (i) of the definition of Material Covenant Breach has been cured by Grantor, or (y) on the first Report Date thereafter on which, based on the duly completed Gas Receivables Report for such Report Date, no Material Covenant Breach then exists, as the case may be. If such Cash Collateral Event continues for a period longer than 30 days, a Triggering Event shall be deemed to have occurred hereunder.

          (5) Termination of the Gas Sales Agreement by the Producers pursuant to Section 7.3 or 10.2 thereof. Such Cash Collateral Event shall be deemed not to be continuing on the first date thereafter that
               (i) the Gas Sales Agreement has been reinstated, (ii) the Outstanding Obligations as then determined shall have been paid in full, or (iii) the total Additional Security then held by the Collateral Agent equals or exceeds the Payment Obligations as then determined; PROVIDED, HOWEVER, that if at any time following the discontinuation of a Cash Collateral Event pursuant to this clause (iii), the Additional Security held by the Collateral Agent is less than the Payment Obligations at such time, a Triggering Event shall be deemed to have occurred hereunder.

     (b) The Cash Collateral Account and all funds therein shall be under the sole dominion and control of the Collateral Agent. The Collateral Agent shall not apply such funds in payment of any Obligations except (i) as specified in this Article VI upon and during the continuation of a Triggering Event, or (ii) pursuant to written direction from Grantor for application against outstanding Payment Obligations.

     (c) At such time as any Cash Collateral Event shall cease to continue and written notice of such cessation shall have been given by Grantor to the Collateral Agent, then so long as (I) no other Cash Collateral Event shall have occurred and then be continuing, and (II) no Triggering Event shall then exist or be continuing or shall have existed at any time during the 30-day period immediately preceding such time, the Collateral Agent shall take the following actions within 2 Business Days after such cessation (and, in addition, (x) in the case of a Cash Collateral Event referred to in clause (2)(A) below after each subsequent delivery of a Gas Receivables Report, and (y) in the case of a Cash Collateral Event referred to in clause (2)(B) below after each subsequent payment of any Payment Obligations):

          (1) deliver to Bank a notice contemplated by Section 2 of the Account Agreement to the effect that Bank may thereafter comply in accordance with instructions from Grantor as to disposition of funds then and thereafter in the Designated Gas Account (subject, however, to any subsequent notices to Bank pursuant to this
               Section 6.1 in respect of any other Cash Collateral Event or pursuant to Section 6.2 or 6.4 in respect of any Triggering Event); and

          (2)  (A) if such Cash Collateral Event is one described in paragraph
               (2) of Section 6.1(a), and if the Additional Security then held by the Collateral Agent exceeds the Required Amount (based on a Required Ratio of 2.00 to 1.00) as of the Report Date for such Gas Receivables Report, the Collateral Agent shall release a portion of such Additional Security equal to such excess (such release to be effected first by transferring funds from the Cash Collateral Account to the Other Grantor Account and then, if necessary, by releasing a portion of the Qualifying Posted Security in any remaining excess amount; at Grantor's request, the Collateral Agent shall permit Grantor to substitute like Qualifying Posted Security having an undrawn and available amount equal to the Required Amount so as to accommodate such release);

               (B) if such Cash Collateral Event is one described in paragraph
               (5) of Section 6.1(a) that has ceased to continue pursuant to clause (iii) of the second sentence thereof, and if the Additional Security then held by the Collateral Agent exceeds the outstanding Payment Obligations (after giving effect to any payment thereof at such time), the Collateral Agent shall release a portion of such Additional Security equal to such excess

               (such release to be effected first by transferring funds from the Cash Collateral Account to the Other Grantor Account and then, if necessary, by releasing a portion of the Qualifying Posted Security in any remaining excess amount; at Grantor's request, the Collateral Agent shall permit Grantor to substitute like Qualifying Posted Security having an undrawn and available amount equal to the outstanding Payment Obligations so as to accommodate such release); or

               (C) in the case of any other Cash Collateral Event, the Collateral Agent shall transfer all funds in the Cash Collateral Account to the Other Grantor Account and return to Grantor all Qualifying Posted Security then held by the Collateral Agent.

     (d) If (i) any representation or warranty made by Grantor herein shall prove to be false or misleading in any material respect, but does not constitute a Material Representation Breach hereunder, or (ii) Grantor shall fail to perform or observe any covenant or agreement herein for a period longer than 10 days after receipt of written notice thereof from the Collateral Agent, but such failure does not constitute a Material Covenant Breach hereunder, then and in any such case as described in clause (i) or (ii), a breach shall be deemed to have occurred under the Gas Sale Agreement and any related dispute, controversy or claim shall be subject to the dispute resolution procedures set forth in
Section 11.8 of the Gas Sales Agreement. If pursuant to such procedures Grantor agrees or is ordered by the panel of arbitrators to take any action in consequence of such breach, and fails to take such action as so agreed or so ordered, a Triggering Event shall be deemed to have occurred hereunder.

     (e) The Collateral Agent and Grantor acknowledge and agree that funds on deposit from time to time in the Cash Collateral Account will be subject to overnight investment as specified in the Sweep Agreement, and that the Collateral Agent has, pursuant to the Cash Collateral Account Agreement, sole right and authority to modify, terminate, or otherwise direct any actions in respect of the services under the Sweep Agreement. Notwithstanding the foregoing, the Collateral Agent agrees that it will not take any such actions without Grantor's prior written consent, except (i) in connection with the Collateral Agent's application of funds in satisfaction of the Outstanding Obligations or a transfer of funds from the Cash Collateral Account, in either case pursuant to Section 6.3 or 6.4, or (ii) to the extent the Collateral Agent may determine that modification of investment instructions is advisable (x) in order to assure continued perfection of the Security Interest therein or (y) due to concern regarding the security of the principal of such investment in light of the financial condition of Bank or other counterparty to such investment or other risks inherent in such investment. The Collateral Agent shall give Grantor prompt written notice of any such actions taken as described in clause (ii) of the immediately preceding sentence. Grantor and the Collateral Agent acknowledge and agree that all interest and other investment return accruing thereon or resulting therefrom shall be for the account of Grantor, that Grantor shall be solely responsible for all taxes in respect thereof, and that all such interest and investment return shall be held by the Collateral Agent as additional Collateral hereunder.

     SECTION 6.2 REMEDIES UPON TRIGGERING EVENT.

     (a) During the continuance of a Triggering Event, Grantor agrees to deliver each item of Collateral to the Collateral Agent on demand, and it is agreed that the Collateral Agent shall have the right, with or without legal process and with or without prior notice or demand for performance, to take possession of the Collateral and without liability for trespass to enter any premises where the Collateral may be located for the purpose of taking possession of or removing the Collateral and, generally, to exercise any and all rights afforded to a secured party under the UCC or other applicable law, including without limitation, Section 9.602 of the UCC. Without limiting the generality of the foregoing, Grantor agrees that, during the continuance of a Triggering Event, the Collateral Agent shall have the right, subject to the mandatory requirements of applicable law, to sell or otherwise dispose of all or any part of the Collateral, at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of Grantor, and Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal which Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

     (b) The Collateral Agent shall give Grantor 10 days' written notice (which Grantor agrees is notice within a reasonable time before the disposition under
Section 9.612 of the UCC) of the Collateral Agent's intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may (in its sole and absolute discretion) determine. The Collateral Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the sale price is paid by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by law, private) sale made pursuant to this Section, the Collateral Agent may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of Grantor (all said rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to any Secured Party from Grantor as a credit against the purchase price, and the Collateral Agent may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to Grantor therefor. As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the

Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver.

     (c) During the continuance of a Triggering Event, at the Collateral Agent's written request, Grantor shall deliver to the Collateral Agent (i) copies of all documents (including print-outs of electronic documents and information) evidencing the agreements and transactions which gave rise to the Gas Receivables and other Gas Receivable Rights, including all orders, invoices and shipping receipts (and to the extent any such documents also relate to other assets of Grantor, such copies may be redacted as to any information not relating to the Collateral), and (ii) if the Collateral Agent has given the notice referred to in Section 6.2(d), originals (to the extent available to Grantor) of all documents described in the preceding clause (i). Upon payment in full of all Obligations and termination of this Agreement, the Collateral Agent shall return such documents to Grantor.

     (d) At any time during the continuance of a Triggering Event, the Collateral Agent may, upon written notice to Grantor, limit or terminate the authority of Grantor to collect the Gas Receivables.

     (e) At any time during the continuance of a Triggering Event, the Collateral Agent in its own name or in the name of others may communicate with Account Debtors to verify with them to the Collateral Agent's satisfaction the existence, amount and terms of any Gas Receivable.

     (f)  At any time during the continuance of a Triggering Event, except for
(x) offsets in the ordinary course of business of accounts payable of Grantor or an Affiliate of Grantor (regardless of whether arising from sales of natural gas) against any Gas Receivable, and (y) other transactions in the ordinary course of business consistent with Grantor's past practice, Grantor will not (i) grant any extension of the time of payment of any Gas Receivable beyond the period set forth in clause (i) of the definition of Eligible Gas Receivable,
(ii) compromise or settle any Gas Receivable for less than the full amount thereof, (iii) release, wholly or partially, any Person liable for the payment of any Gas Receivable, (iv) allow any credit or discount on any Gas Receivable, or (v) amend, supplement or modify any Gas Receivable in any manner that could adversely affect the value thereof.

     SECTION 6.3 APPLICATION OF PROCEEDS. During the continuance of a Triggering Event, the Collateral Agent shall apply the proceeds of any collection or sale of the Collateral, as well as any Collateral consisting of cash (including any funds then on deposit in the Cash Collateral Account or the Designated Gas Account), as follows:

          FIRST, to the payment of all reasonable costs and expenses incurred by the Collateral Agent during the continuance of any Cash Collateral Event or Triggering Event in connection with such collection or sale or otherwise in connection with this Agreement or any of the Obligations, including all court costs and the reasonable fees and expenses of its agents and legal counsel and any other reasonable costs or expenses incurred during the continuance of any Cash Collateral Event or Triggering Event in connection with the exercise of any right or remedy hereunder or under the Account Agreement;

          SECOND, to the payment of all Outstanding Obligations; and

          THIRD, to Grantor, its successors or assigns or, to such other Person lawfully entitled thereto.

Upon any sale of the Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or any other Secured Party or such officer or be answerable in any way for the misapplication thereof.

     SECTION 6.4 NOTICES UNDER ACCOUNT AGREEMENT.

     (a) During the continuance of a Triggering Event, the Collateral Agent shall:

          (i) have the right at any time to deliver to Bank a notice contemplated by Section 2 of the Account Agreement to the effect that Bank shall comply solely in accordance with instructions from the Collateral Agent as to the disposition of all funds then and thereafter in the Designated Gas Account;

          (ii) at the time of delivery of the notice described in clause (i) above, instruct Bank to transfer to the Collateral Agent as soon as possible and on each Business Day thereafter any and all funds in the Designated Gas Account (with such funds, upon each such transfer, to be applied at such time against Outstanding Obligations or transferred by the Collateral Agent to the Cash Collateral Account or a separate account as provided in Section 6.4(c));

          (iii) after receipt by the Collateral Agent of (A) funds as provided in clause (ii) above, and/or (B) written notice from Grantor instructing the Collateral Agent to take the actions specified in this clause (iii) as to the funds then held in the Cash Collateral Account, then in any such case upon the determination by the Collateral Agent as to the current amount of Outstanding Obligations (which determination shall be made in a manner consistent with the provisions of Section 7.1 of the Gas Sales Agreement, and in any event not later than the third Business Day after receipt of such funds as provided in clause (ii) above or receipt of written notice from Grantor as provided in the preceding clause (B), as the case may be), take the following actions in respect of all funds transferred from the Designated Gas Account and all funds then in the Cash Collateral Account (except where such actions would be in violation of or contrary to any applicable legal prohibition or restriction, in which event such actions shall be taken promptly after such prohibition or restriction is no longer in effect):

               (x) apply such funds in satisfaction of the Outstanding Obligations; and

               (y) upon application by the Collateral Agent of such funds in satisfaction of all Outstanding Obligations, cause any remaining funds not so applied to be transferred to the Other Grantor Account.

If the Collateral Agent is unable to take such actions as a result of any applicable legal prohibition or restriction, then all such funds shall continue to be held by the Collateral Agent without application until such time as such prohibition or restriction is no longer in effect; PROVIDED, HOWEVER, that if the total amount of such funds then held by the Collateral Agent, but not applied in satisfaction of the Outstanding Obligations, exceeds an amount equal to 120% of the Outstanding Obligations, the Collateral Agent shall cause funds in excess of such amount to be transferred to the Other Grantor Account. Grantor agrees that the Collateral Agent shall in no event have any liability to Grantor or any other Person for complying with the instructions set forth in Grantor's written request pursuant to clause (iii)(B) above, and Grantor hereby indemnifies and holds the Collateral Agent harmless from and against any loss, claim, damage, cost or expense that may be sustained or incurred by the Collateral Agent as a result of complying with such instructions.

     (b) After the first Business Day that any Triggering Event ceases to exist or continue and Grantor has given the Collateral Agent written notice of such cessation, the Collateral Agent shall direct Bank (unless such direction has previously been given) to transfer to the Cash Collateral Account all funds then or thereafter deposited in the Designated Gas Account, and the Collateral Agent shall comply with Grantor's written directions for application of any such funds in the Cash Collateral Account against the Payment Obligations. Not later than 30 days after such first Business Day, then so long as (I) no Cash Collateral Event shall have occurred and then be continuing, (II) no other Triggering Event shall then exist or be continuing or shall have existed at any time during such 30-day period, and (III) the Gas Sales Agreement has not been terminated and the Collateral Agent has not commenced action pursuant to Section 6.2 to foreclose on, sell or otherwise realize on the Collateral (excluding any actions taken pursuant to Section 6.1 or this Section 6.4), the Collateral Agent shall take the following actions:

          (1) deliver to Bank a notice contemplated by Section 2 of the Account Agreement to the effect that Bank may thereafter comply in accordance with instructions from Grantor as to disposition of funds then and thereafter in the Designated Gas Account (subject, however, to any other notices to Bank pursuant to this Section
               6.4 in respect of any Cash Collateral Event or pursuant to
               Section 6.2 or this Section 6.4 in respect of any other Triggering Event); and

          (2) (A) if such Triggering Event has resulted from a Cash Collateral Event described in paragraph (2) of Section 6.1(a), or from a Cash Collateral Event described in paragraph (5) of Section 6.1(a) that has ceased to continue pursuant to clause (iii) of the second sentence thereof, then Grantor shall be entitled to a release of a portion of any Additional Security then held by the Collateral Agent in the same amount and in the same manner as provided upon cessation of the corresponding Cash Collateral Event pursuant to the provisions of paragraph (2)(A) or (2)(B) of
               Section 6.1(c), as the case may be; or

               (B) in the case of any other Triggering Event, the Collateral Agent shall transfer all funds in the Cash Collateral Account to the Other Grantor

               Account and return to Grantor all Qualifying Posted Security then held by the Collateral Agent.

     (c) If the Collateral Agent holds immediately available funds received pursuant to its instructions to Bank as provided in Section 6.4(a)(ii), but is unable at such time to apply all such funds in satisfaction of Outstanding Obligations, the Collateral Agent shall (unless the Collateral Agent is unable to do so by any applicable legal prohibition or restriction), transfer such funds not so applied (other than any excess funds required to be transferred to the Other Grantor Account pursuant to the penultimate sentence of Section 6.4(a), if applicable), at its sole option, either (i) to the Cash Collateral Account, or (ii) to a separate account under the sole dominion and control of the Collateral Agent. If the Collateral Agent makes such transfer to such a separate account, the Collateral Agent shall use commercially reasonable efforts to establish such separate account in a manner so as to provide interest or other investment return on the funds therein reasonably comparable to the Sweep Agreement. Prior to such time as the Collateral Agent applies such funds in satisfaction of the Outstanding Obligations, all interest and investment return accruing thereon or resulting therefrom shall be for the account of Grantor, Grantor shall be solely responsible for all taxes in respect thereof and all expenses of establishing and maintaining such account, and all such interest and investment return shall be held by the Collateral Agent as additional Collateral hereunder.

                                  ARTICLE VII

                                  MISCELLANEOUS

     SECTION 7.1 NOTICES. All communications and notices hereunder, including notices given under the Gas Sales Agreement that, by their terms, pertain to this Agreement, shall (except as otherwise expressly permitted herein) be in writing and given (a) to the Collateral Agent on its behalf and on behalf of any other Secured Party, as provided with respect to "Producer" in Section 13.1 of the Gas Sales Agreement, and (b) to Grantor as provided with respect to "Dynegy" in Section 13.1 of the Gas Sales Agreement, and also to:

                          Dynegy Marketing and Trade
                          1000 Louisiana, Suite 5800
                          Houston, Texas 77002
                          Attn:  Assistant Treasurer, Operations
                          Facsimile:  (713) 507-3786

                          and

                          Dynegy Marketing and Trade
                          1000 Louisiana, Suite 5800
                          Houston, Texas 77002
                          Attn:  General Counsel - Finance
                          Facsimile:  (713) 767-8816

     SECTION 7.2 SURVIVAL OF AGREEMENT. All covenants, agreements, representations and warranties made by Grantor herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by each Secured Party and shall survive the date hereof and shall continue in full force and effect until this Agreement shall terminate.

     SECTION 7.3 BINDING EFFECT; SEVERAL AGREEMENT. This Agreement shall become effective as to Grantor when a counterpart hereof executed on behalf of Grantor shall have been delivered to each Secured Party and a counterpart hereof shall have been executed on behalf of each Secured Party, and thereafter this Agreement shall be binding upon Grantor and each Secured Party and shall inure to the benefit of Grantor and each Secured Party. Neither this Agreement nor any obligation of a party under this Agreement is assignable without the express written consent of the other parties (which consent may be withheld in the discretion of such other parties for any reason), except that no such consent shall be required for an assignment by any Secured Party that is a Producer to an Affiliate of such Secured Party; PROVIDED, HOWEVER, that any assignment shall not relieve the assigning party of responsibility for any of its obligations under this Agreement.

     SECTION 7.4 SUCCESSORS AND ASSIGNS. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and permitted assigns of such party; and all covenants, promises and agreements by or on behalf of Grantor or any Secured Party in this Agreement shall bind and inure to the benefit of their respective successors and permitted assigns.

     SECTION 7.5 COLLATERAL AGENT'S FEES AND EXPENSES. Grantor agrees to pay upon demand to the Collateral Agent the amount of any and all reasonable expenses, including the reasonable fees, disbursements and other charges of its counsel and of any experts or agents, which the Collateral Agent may incur upon the occurrence and during the continuance of a Cash Collateral Event or a Triggering Event in connection with the exercise, enforcement or protection of any of the rights of any Secured Party hereunder. Any such amounts payable as provided hereunder shall be additional Obligations secured hereby. The provisions of this Section 7.5 shall remain operative and in full force and effect regardless of the termination of this Agreement or the Gas Sales Agreement, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Agreement or the Gas Sales Agreement, or any investigation made by or on behalf of any Secured Party. All amounts due under this Section 7.5 shall be payable on written demand therefor and shall bear interest at the rate specified in Section 7.1 of the Gas Sales Agreement.

     SECTION 7.6 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

     SECTION 7.7 WAIVERS; AMENDMENT.

     (a) No waiver by either party of any default of the other under this Agreement shall operate as a waiver of any future default, whether of like or different character or nature. The rights and remedies of any Secured Party hereunder and of any Secured Party under the Gas Sales Agreement are cumulative and are not exclusive of any rights or remedies that Secured Party would otherwise have. No waiver of any provisions of this Agreement or the Account

Agreement shall in any event be effective unless the same shall be permitted by
Section 7.7(b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on Grantor in any case shall entitle Grantor to any other or further notice or demand in similar or other circumstances.

     (b) This Agreement supersedes all prior agreements, oral or written, with respect to the subject matter hereof, and neither this Agreement, the Account Agreement (notwithstanding any provision thereof), nor any provision hereof or thereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by each Secured Party and Grantor.

     SECTION 7.8 LIMITATION OF DAMAGES. In no event shall either party be liable for punitive, exemplary, consequential or incidental damages arising from any breach or default under this Agreement or from any act or omission under or in connection with this Agreement.

     SECTION 7.9 ACKNOWLEDGMENT AND CONSENT TO OFFSETTING OF ACCOUNTS. Each Secured Party hereby (a) acknowledges that during the term of this Agreement, in the ordinary course of business, (i) Grantor will, and will take such action as may be necessary to enable Grantor's Affiliates to, offset their respective accounts payable (regardless of whether arising from sales of natural gas) against Gas Receivables, and (ii) any Account Debtor may offset its accounts payable owing to Grantor in respect of Gas Receivables against accounts receivable (regardless of whether arising from sales of natural gas) owing to such Account Debtor from Grantor or Grantor's Affiliates; and (b) consents to any such offset; provided, however, that Grantor shall reflect the amounts of all such setoffs in the current Gas Receivables Reports submitted to the Collateral Agent by Grantor pursuant to the requirements of this Agreement.

     SECTION 7.10 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTY HERETO HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.10.

     SECTION 7.11 SEVERABILITY. If any provision of this Agreement is determined to be invalid, illegal or otherwise unenforceable for any reason by a court of competent jurisdiction, the remaining terms and conditions of this Agreement shall remain in full force and effect to the fullest extent permitted by law. In such an event, the parties agree to make a good faith effort to replace the affected provisions.

     SECTION 7.12 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract, and shall become effective as provided in Section
7.3. Delivery of an executed signature page to this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

     SECTION 7.13 HEADINGS. Article and Section headings used herein are for the purpose of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

     SECTION 7.14 JURISDICTION; CONSENT TO SERVICE OF PROCESS.

     (a) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any Texas State court or Federal court of the United States of America sitting in Houston, Texas, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such Texas State court or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

     (b) Each of the parties hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any Texas State court or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

     (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 7.1. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

     SECTION 7.15 TERMINATION; REINSTATEMENT UPON CERTAIN EVENTS.

     (a) By providing written notice to the Collateral Agent, Grantor may provide for the termination of this Agreement at any time after (i) Grantor has complied with all its obligations then applicable under Section 7.8.3 of the Gas Sales Agreement with respect to implementation of the Alternate Security Arrangement, and (ii) Grantor has paid in full all Payment Obligations in respect of purchases of natural gas delivered prior to the Transition Date as described in said Section 7.8.3 of the Gas Sales Agreement.

     (b) Except as otherwise provided in this Section 7.15, this Agreement and the Security Interest shall terminate when (i) all Outstanding Obligations have been paid in full, and (ii) the Gas Sales Agreement has been terminated or expires.

     (c) The Collateral Agent shall execute and deliver to Grantor, at Grantor's expense, all UCC termination statements and similar documents that Grantor shall reasonably request to evidence such termination. Any execution and delivery of termination statements or documents pursuant to this Section 7.15 shall be without recourse to or warranty by any Secured Party other than that the Collateral (other than any Collateral that shall have been sold in accordance with Section 6.2) is not subject to any interest granted by any Secured Party in favor of any other Person. Upon termination of this Agreement, the Collateral Agent shall immediately (i) deliver a notice to Bank terminating the Account Agreement and the Cash Collateral Account Agreement in accordance with the terms thereof and (ii) cause all funds in the Cash Collateral Account to be transferred to the Other Grantor Account and return to the Grantor all Qualifying Posted Security then held by the Collateral Agent. The Collateral Agent shall not deliver a notice to Bank terminating the Account Agreement or the Cash Collateral Account Agreement pursuant to the terms thereof except upon termination of this Agreement pursuant to this Section 7.15 or otherwise with the prior written consent of Grantor.

     (d) Notwithstanding the foregoing, this Agreement and the Security Interests shall remain in full force and effect and continue to be effective should any petition be filed by or against Grantor for liquidation or reorganization, should Grantor become insolvent or make an assignment for the benefit of any creditor or creditors, or should a receiver, trustee, custodian, liquidator, or similar official be appointed for all or any substantial part of Grantor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any portion thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned, whether as a "voidable preference," "fraudulent conveyance," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or portion thereof, is so rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

     SECTION 7.16 OBLIGATIONS OF GRANTOR. (a) Anything herein to the contrary notwithstanding, (i) Grantor shall remain liable (subject to Section 7.16(c)) under each of the Gas Receivables to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto; (ii) neither the Collateral Agent nor any other Secured Party shall have any obligation or liability, and Grantor shall not be released from any obligation or liability, under any agreement giving rise to, or any instrument or document relating to, a Gas Receivable by reason of or arising out of any provision of this Agreement or the receipt by the Collateral Agent or any other Secured Party of payment relating thereto or the exercise by the Collateral Agent of any rights assigned hereunder; and (iii) neither the Collateral Agent nor any other Secured Party shall be obligated in any manner to perform any of the obligations of Grantor under or pursuant to any agreement giving rise to a Gas Receivable, to make any payment, to make any commitment or inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim or notice, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times, and no action taken or omitted to be taken by the Collateral Agent with respect to the Collateral or any part thereof shall give rise to any defense, counterclaim or offset in favor of Grantor or, other than for losses sustained through the Collateral Agent's gross negligence or willful misconduct (as determined by a final non-appealable judgment rendered by a court of competent jurisdiction), to any claim or action against the Collateral Agent. The provisions of this Section shall in no event relieve Grantor of any of its obligations hereunder with respect to the Collateral or any part thereof or impose any obligation on the Collateral Agent to proceed in any particular manner with respect to the Collateral or any part thereof, or in any way limit the exercise by the Collateral Agent of any other or further right which it may have on the date of this Agreement or hereafter, whether hereunder, by law or otherwise.

     (b) If Grantor fails to perform or comply with any of its agreements contained herein within 30 days after written notice thereof to Grantor, the Collateral Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement. Any and all reasonable costs and expenses incurred by the Collateral Agent in connection with the foregoing actions shall be for the account of Grantor, shall be payable by Grantor on demand, and shall be included in the Obligations as defined herein.

     (c) Nothing herein shall impose any obligation on, or provide the Collateral Agent any right to require, Grantor to sell any natural gas or to observe or perform any condition or obligation under, or under any agreement giving rise to, or any instrument or document relating to, any Gas Receivable, any of which actions Grantor shall take or refrain from taking as Grantor shall consider appropriate, based on Grantor's commercially reasonable business judgment.

                   REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                    DYNEGY MARKETING AND TRADE

                                            By:
                                                   -----------------------------
                                            Name:
                                                   -----------------------------
                                            Title:
                                                   -----------------------------


                                    CHEVRON U.S.A. INC.


                                    By:
                                          --------------------------------------
                                    Name:
                                          --------------------------------------
                                    Title:
                                          --------------------------------------


                                    TEXACO EXPLORATION AND PRODUCTION INC.


                                    By:
                                          --------------------------------------
                                    Name:
                                          --------------------------------------
                                    Title:
                                          --------------------------------------


                                    TEXACO NATURAL GAS INC.


                                    By:
                                          --------------------------------------
                                    Name:
                                          --------------------------------------
                                    Title:
                                          --------------------------------------


                                    CHEVRON U.S.A. INC., as the Collateral Agent


                                    By:
                                          --------------------------------------
                                    Name:
                                          --------------------------------------
                                    Title:
                                          --------------------------------------

                                                                  Annex I to the
                                                              Security Agreement

                             PERFECTION CERTIFICATE

     Reference is made to the Security Agreement dated as of March 22, 2002 (as amended, supplemented or otherwise modified from time to time, the "SECURITY AGREEMENT"), among DYNEGY MARKETING AND TRADE, a Colorado general partnership ("GRANTOR"); CHEVRON U.S.A. INC., a Pennsylvania corporation ("CUSA"); TEXACO EXPLORATION AND PRODUCTION INC., a Delaware corporation ("TEPI"); TEXACO NATURAL GAS INC., a Delaware corporation ("TNGI"); and CUSA as collateral agent (in such capacity, together with its successors in such capacity, the "COLLATERAL AGENT"). CUSA, TEPI, TNGI and the Collateral Agent are hereinafter referred to as the "SECURED PARTIES." Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Security Agreement.

     The undersigned, being a duly authorized officer of the managing partner of Grantor, hereby certifies to each Secured Party as follows:

     1.   NAME.

     (a) The exact name of Grantor is Dynegy Marketing and Trade, which name is designated in Section 1.02 of Grantor's partnership agreement.

     (b) Set forth below is each other name Grantor has had in the past five years, together with the date of the relevant change:

     Grantor was formerly known as Natural Gas Clearinghouse. The name change was effected on July 7, 1998.

     (c) The following is a list of all other names (including trade names or similar appellations) used by Grantor or any of its divisions or other business units in connection with the conduct of its business or the ownership of its properties at any time during the past five years:

     None

     (d)  Set forth below is the Federal Taxpayer Identification Number of
Grantor:

     76-0522741

     2.   CURRENT LOCATIONS.

     (a) The chief executive office of Grantor was at all times during the past five years located in Harris County, Texas, at 1000 Louisiana Street, Houston, Texas 77002.

     (b) Set forth below are all the places of business of Grantor not identified in paragraph (a) above:

Grantor        Mailing Address            County            State
-------        ---------------            ------            -----
None

     3. FILE SEARCH REPORTS. Attached hereto as Schedule 3 are (i) true copies of file search reports for Grantor from the Uniform Commercial Code filing offices where filings described in Section 3.2 of the Security Agreement are to be made, and (ii) a true copy of each financing statement or other filing identified in such file search reports.

     4. UCC FILINGS. Duly completed financing statements on Form UCC-1 in substantially the form of Schedule 4 hereto have been prepared for filing in the uniform commercial code filing office in the jurisdiction where Grantor is located as identified in Section 2 hereof.

     5. SCHEDULE OF FILINGS. Attached hereto as Schedule 5 is a schedule setting forth, with respect to the filings described in Section 4 above, each filing and the filing office in which such filing is to be made.

                REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.

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

     IN WITNESS WHEREOF, the undersigned has duly executed this certificate as of the day and year first above written.

                                    DYNEGY MARKETING AND TRADE

                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                   SCHEDULE 5

UCC-1                                      FILING OFFICE
--------------------------------------------------------------------------------
Dynegy Marketing and Trade                 Texas Secretary of State

                                           Colorado Secretary of State


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